Money Market Funds	Prospectus Supplement

UBS Select Institutional Funds, UBS Select Preferred Funds, UBS Select Investor Funds and UBS Select Capital Funds

Supplement to the Prospectuses referenced below

July 1, 2013

Dear Investor:

The purpose of this supplement is to inform you that on July 3, 2013 (the business day prior to the Independence Day holiday), the funds will advance the final time by which orders to buy or sell shares must be received by the transfer agent, as follows:

Fund Name	Final time by which orders must be received on July 3, 2013:

UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Prime Capital Fund* and UBS Select Treasury Capital Fund*

3:00 p.m. (Eastern time)

UBS Select Tax-Free Institutional Fund, UBS Select Tax-Free Preferred Fund, UBS Select Tax-Free Investor Fund and UBS Select Tax-Free Capital Fund*	Noon (Eastern time)

* Investors transacting in Select Capital Series fund shares via a sweep account at UBS Financial Services Inc. are unaffected by the earlier cut-off times, as their accounts are already subject to a noon, Eastern time, deadline as part of an account sweep program.

Appendix A to each of the Prospectuses listed below is hereby updated accordingly.

Fund Name	Date of Prospectus

UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax-Free Capital Fund

August 28, 2012

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-631